Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
Income Taxes
10.	Income Taxes

The Company calculates its interim income tax provision based on its estimated annual effective tax rate. The Company’s effective income tax rate for the six months ended June 30, 2026, and 2025, was 26.76% and 22.09%, respectively. This effective rate differs from the applicable statutory rates, primarily the Cayman Islands statutory rate of 0%, the Hong Kong two-tier statutory rates of 8.25% and 16.5%, and the Philippine statutory corporate income tax rates of 21% for 2026 (22% for 2025) for Yoda Metal and 20% for DL Metal, due to the mix of earnings generated in these jurisdictions. due to the mix of earnings generated in these jurisdictions.

The increase in the effective tax rate for the six months ended June 30, 2026, compared to the same period in 2025, was primarily driven by an increase in unbenefited expenses, specifically higher compensation and professional fees incurred by the Cayman Islands and Hong Kong entities, which reduced consolidated pre-tax income without providing a corresponding tax benefit.

The Company did not identify any material unrecognized tax benefits for the periods presented.

Taxes payable consisted of the following:

	June 30, 2026	December 31, 2025
Income tax payable	$7,659,524	$6,432,962
VAT	917,921	957,063
Total	$8,577,445	$7,390,025

For the six months ended June 30, 2026, the Company did not have any material interest or penalties associated with tax positions. The Company did not have any significant unrecognized uncertain tax positions as of June 30, 2026 and December 31, 2025. The Company does not expect that its assessment regarding unrecognized tax positions will materially change over the next 12 months.

The increase of $1,187,420 in total taxes payable was primarily driven by lower VAT obligations, partially offset by higher accrued income tax liabilities due to increased profitability during the period.